AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 15, 2008

                                                              File No. 033-50718
                                                              File No. 811-07102

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                              [ ]
                      POST-EFFECTIVE AMENDMENT NO. 79                       [X]
                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940                             [ ]
                              AMENDMENT NO. 81                              [X]

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                           Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781

                               Philip T. Masterson
                               c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                     (Name and Address of Agent for Service)

                                   Copies to:
         Richard W. Grant, Esquire             Christopher D. Menconi, Esquire
         Morgan, Lewis & Bockius LLP           Morgan, Lewis & Bockius LLP
         One Oxford Centre                     1111 Pennsylvania Ave., NW
         Pittsburgh, Pennsylvania 15219-6401   Washington, DC 20004

     It is proposed that this filing become effective (check appropriate box):

              [ ] Immediately upon filing pursuant to paragraph (b)
              [X] On September 30, 2008 pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(1)
              [ ] On [date] pursuant to paragraph (a)(1)
              [ ] 75 days after filing pursuant to paragraph (a)(2)
              [ ] On [date] pursuant to paragraph (a) of Rule 485

                                Explanatory Note

The purpose of this post-effective amendment no. 79 (PEA No. 79) to the registration statement of The Advisors' Inner Circle Fund II (Trust) on Form N-1A is to file the form of "red herring" prospectus for the Trust's Hancock Horizon Diversified International Fund and Hancock Horizon Quantitative Long/Short Fund, the prospectus for which was originally filed with the U.S. Securities and Exchange Commission, pursuant to paragraph (a)(2) of Rule 485, as part of post-effective amendment no. 78 (EDGAR Accession No. 0001135428-08-000274) on July 17, 2008 (PEA No. 78). Because no changes have been made to the Statement of Additional Information and Part C of PEA No. 78, Parts B and C of PEA No. 79 are incorporated herein by reference to PEA No. 78.


                  PART B - STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information of PEA No. 79 is incorporated herein by reference to Part B of PEA No. 78.

                           PART C - OTHER INFORMATION

Part C of PEA No. 79 is incorporated herein by reference to Part C of PEA
No. 78.

                         HANCOCK HORIZON FAMILY OF FUNDS

                                   PROSPECTUS
                               SEPTEMBER 30, 2008


                         DIVERSIFIED INTERNATIONAL FUND
                          QUANTITATIVE LONG/SHORT FUND

                     TRUST CLASS, CLASS A AND CLASS C SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT OFFER FOR SALE AND IS NOT A SOLICITATION OF OFFERS TO PURCHASE SHARES OF CERTAIN FUNDS DESCRIBED HEREIN IN THOSE STATES AND JURISDICTIONS WHERE THE FUNDS ARE NOT REGISTERED AND/OR QUALIFIED FOR SALE.

                       THE ADVISORS' INNER CIRCLE FUND II

          THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION
        STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION
           IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE
      SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN
              ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Trust Class, Class A and Class C Shares of the Diversified International Fund and the Quantitative Long/Short Fund (each, a "Fund" and together, the "Funds") that you should know before investing. Please read this prospectus and keep it for future reference.

Trust Class, Class A and Class C Shares each have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOLLOWING, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                   PAGE
     RISK/RETURN INFORMATION COMMON TO THE FUNDS................... 3
     DIVERSIFIED INTERNATIONAL FUND
         FUND SUMMARY.............................................. 4
         PRINCIPAL INVESTMENT STRATEGY............................. 4
         PRINCIPAL RISKS........................................... 5
         PERFORMANCE INFORMATION................................... 6
         FUND FEES AND EXPENSES.................................... 6
     QUANTITATIVE LONG/SHORT FUND
         FUND SUMMARY.............................................. 8
         PRINCIPAL INVESTMENT STRATEGY............................. 8
         PRINCIPAL RISKS........................................... 9
         PERFORMANCE INFORMATION...................................10
         FUND FEES AND EXPENSES....................................10
     MORE INFORMATION ABOUT RISK...................................13
     MORE INFORMATION ABOUT FUND INVESTMENTS.......................14
     INFORMATION ABOUT PORTFOLIO HOLDINGS..........................14
     INVESTMENT ADVISER ...........................................14
     INVESTMENT SUB-ADVISER........................................15
     PORTFOLIO MANAGERS............................................16
     RELATED PERFORMANCE DATA OF THE SUB-ADVISER...................17
     PURCHASING, SELLING AND EXCHANGING FUND SHARES................19
     DISTRIBUTION OF FUND SHARES...................................26
     OTHER POLICIES................................................26
     SHAREHOLDER SERVICING ARRANGEMENTS............................29
     PAYMENTS TO FINANCIAL INTERMEDIARIES..........................30
     DIVIDENDS AND DISTRIBUTIONS...................................31
     TAXES.........................................................31
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         HANCOCK HORIZON FAMILY OF FUNDS...........................Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has an investment goal and strategies for reaching that goal. The Funds' investment managers invest each Fund's assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment managers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment managers do, you could lose money on your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

DIVERSIFIED INTERNATIONAL FUND

FUND SUMMARY

------------------------------------------------------- -----------------------------------------------------
INVESTMENT GOAL                                         Long-term   capital   appreciation.   The  Fund  may
                                                        change  its  investment  goal  without   shareholder
                                                        approval.
------------------------------------------------------- -----------------------------------------------------
INVESTMENT FOCUS                                        Common stocks of foreign issuers
------------------------------------------------------- -----------------------------------------------------
SHARE PRICE VOLATILITY                                  High
------------------------------------------------------- -----------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                           Investing in common
                                                        stocks of foreign
                                                        issuers, allocating
                                                        investments across
                                                        different countries and
                                                        regions.
------------------------------------------------------- -----------------------------------------------------
INVESTOR PROFILE                                        Investors who
                                                        seek long-term capital
                                                        appreciation and are
                                                        willing to bear the
                                                        risks of investing in
                                                        equity securities.
------------------------------------------------------- -----------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign companies. The Fund may also purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs" and, together with ADRs and EDRs, "Depositary Receipts"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund's investments are ordinarily diversified among currencies, regions and countries, including emerging market countries, as determined by the Fund's sub-adviser, Earnest Partners, LLC (the "Sub-Adviser").

The Sub-Adviser is a fundamental, bottom-up investment manager that seeks to construct a portfolio that will outperform the Fund's benchmark, the MSCI ACWI ex U.S. Index (the "Index"), while controlling volatility and risk. The Sub-Adviser implements this philosophy through fundamental analysis, risk management that seeks to minimize the likelihood of underperformance, and the use of RETURN PATTERN RECOGNITION(R), a screening tool developed by the Sub-Adviser. In selecting investments for the Fund, companies are first screened based on such qualities as valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. After screening the relevant universe, the Sub-Adviser utilizes fundamental analysis and a statistical risk management approach to select Fund investments.

The Sub-Adviser may sell a security if the company's prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects. In addition, if the investment process identifies a company with superior return and risk characteristics, the Sub-Adviser may sell a current security and replace it with the more attractive alternative.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that an investment in the Fund could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

The Fund may invest in companies located or doing business in emerging market countries. An "emerging market" country is any country determined by the Sub-Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Investments in emerging market securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information; however, the Sub-Adviser manages separate accounts with substantially similar investment objectives and policies as those of the Fund. For more information about these accounts, including performance information, see "Related Performance Data of the Sub-Adviser."

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------- ------------------- -------------------- -------------------
                                                           TRUST CLASS SHARES    CLASS A SHARES       CLASS C SHARES
--------------------------------------------------------- ------------------- -------------------- -------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                  None               5.25%*                None
--------------------------------------------------------- ------------------- -------------------- -------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                           None                None                 None
--------------------------------------------------------- ------------------- -------------------- -------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions
  (as a percentage of offering price)                            None                None                 None
--------------------------------------------------------- ------------------- -------------------- -------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                    None                None               1.00%**
--------------------------------------------------------- ------------------- -------------------- -------------------

* This sales charge varies depending upon how much you invest. See "Purchasing, Selling and Exchanging Fund Shares."
** This redemption fee is only applicable to shares sold within one year of their purchase date. This fee is not a sales charge and is payable directly to the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

------------------------------------------------------- -------------------- ------------------ -------------------
                                                         TRUST CLASS SHARES    CLASS A SHARES      CLASS C SHARES
------------------------------------------------------- -------------------- ------------------ -------------------
Investment Advisory Fees                                       1.00%               1.00%               1.00%
------------------------------------------------------- -------------------- ------------------ -------------------
Distribution (12b-1) Fees                                      None                None                0.75%
------------------------------------------------------- -------------------- ------------------ -------------------
Other Expenses*                                                0.52%              0.77%*               0.77%
------------------------------------------------------- -------------------- ------------------ -------------------
Acquired Fund Fees and Expenses**                              0.01%               0.01%               0.01%
------------------------------------------------------- -------------------- ------------------ -------------------
Total Annual Fund Operating Expenses***                        1.53%               1.78%               2.53%
------------------------------------------------------- -------------------- ------------------ -------------------

* Other Expenses include legal and audit fees and are based on estimated amounts for the current fiscal year. In addition, Other Expenses for Class A and Class C Shares include shareholder service fees.
** Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
*** The actual Total Annual Fund Operating Expenses are expected to be less than the amount shown above because Horizon Advisers (the "Adviser") has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.50%, 1.75%, and 2.50% of the Fund's average daily net assets of the Trust Class, Class A and Class C Shares, respectively. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.50% for Trust Class Shares, 1.75% for Class A Shares and 2.50% for Class C Shares to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

---------------------------------- ----------------- -----------------
                                        1 YEAR           3 YEARS
---------------------------------- ----------------- -----------------
TRUST CLASS SHARES                        $156             $483
---------------------------------- ----------------- -----------------
CLASS A SHARES                            $696            $1,056
---------------------------------- ----------------- -----------------
CLASS C SHARES                           $356*             $788
---------------------------------- ----------------- -----------------

* This amount reflects the cost of investing in Class C Shares of the Fund if you sell your shares at the end of one year. If you do not sell your shares at the end of one year, the cost of investing in Class C Shares of the Fund would be $256.

QUANTITATIVE LONG/SHORT FUND

FUND SUMMARY

----------------------------------------------------  --------------------------
INVESTMENT GOAL                                       Long-term capital
                                                      appreciation. The Fund may
                                                      change its investment goal
                                                      without shareholder
                                                      approval
---------------------------------------------------   --------------------------
INVESTMENT FOCUS                                      U.S. common stocks
---------------------------------------------------   --------------------------
SHARE PRICE VOLATILITY                                High
---------------------------------------------------   --------------------------
PRINCIPAL INVESTMENT STRATEGY                         Establishing long
                                                      positions in common stocks
                                                      which Hancock Advisers
                                                      ("the Adviser") believes
                                                      to be "undervalued" and
                                                      establishing short
                                                      positions in common stocks
                                                      which the Adviser believes
                                                      to be "overvalued" based
                                                      on its quantitative,
                                                      fundamental and technical
                                                      analyses
                                                      --------------------------
                                                      INVESTOR PROFILE Investors
                                                      who seek long-term capital
                                                      appreciation and who are
                                                      willing to bear the risks
                                                      of investing in equity
                                                      securities
                                                      --------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the United States included in the S&P Composite 1500 Index. Using a quantitative model developed by the Adviser, the Fund buys stocks "long" that the Adviser believes are undervalued relative to their peers, and sells stocks "short" that the Adviser believes are overvalued relative to their peers.

The Fund typically maintains a net long exposure of approximately 85-115% and expects that, on average, 0-35% of the Fund's assets will be sold "short." With a long position, the Fund purchases a security outright; with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security's price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, and swap agreements, as an alternative to selling a security short, to increase returns, or as part of a hedging strategy.

The Adviser employs a quantitative method of analysis in its investment decision making. The quantitative factors include a company's financial strength, earnings estimate revision, share buy backs and earnings valuations. The information provided by the quantitative screens is supplemented by fundamental and technical analysis. The Adviser continually monitors the Fund's portfolio and may sell or cover a short position of a security when it achieves a designated target price, there is a fundamental change in the company's prospects, or better investment opportunities become available.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that an investment in the Fund could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund's investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

The mid- and small-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------- ------------------- ---------------- ----------------
                                                                TRUST CLASS SHARES  CLASS A SHARES   CLASS C SHARES
-------------------------------------------------------------- ------------------- ---------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None             5.25%*            None
-------------------------------------------------------------- ------------------- ---------------- ----------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                None              None             None
-------------------------------------------------------------- ------------------- ---------------- ----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  and Other Distributions (as a percentage of offering price)
                                                                      None              None             None
-------------------------------------------------------------- ------------------- ---------------- ----------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                         None              None            1.00%**
-------------------------------------------------------------- ------------------- ---------------- ----------------

* This sales charge varies depending upon how much you invest. See "Purchasing, Selling and Exchanging Fund Shares."
** This redemption fee is only applicable to shares sold within one year of their purchase date. This fee is not a sales charge and is payable directly to the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

---------------------------------------------------- ----------------------- -------------------- --------------------
                                                        TRUST CLASS SHARES      CLASS A SHARES       CLASS C SHARES
---------------------------------------------------- ----------------------- -------------------- --------------------
Investment Advisory Fees*                                    1.20%                  1.20%                1.20%
---------------------------------------------------- ----------------------- -------------------- --------------------
Distribution (12b-1) Fees                                     None                  None                 0.75%
---------------------------------------------------- ----------------------- -------------------- --------------------
Other Expenses**                                             1.42%                  1.67%                1.67%
---------------------------------------------------- ----------------------- -------------------- --------------------
   Dividend Expense on Securities Sold Short***              0.91%                  0.91%                0.91%
---------------------------------------------------- ----------------------  -------------------- --------------------
   Remaining Other Expenses                                  0.51%                  0.76%                0.76%
---------------------------------------------------- ----------------------- -------------------- --------------------
Acquired Fund Fees and Expenses+                             0.01%                  0.01%                 0.01%
---------------------------------------------------- ----------------------- -------------------- --------------------
Total Annual Fund Operating Expenses++                       2.63%                  2.88%                 3.63%
---------------------------------------------------- ----------------------- -------------------- --------------------

* The Fund's Investment Advisory Fee may be increased or decreased due to the effect of a performance adjustment. The index against which the Fund's performance will be measured for purposes of determining the performance adjustment is the S&P Composite 1500 Index. See "Investment Adviser" for more information.
** Other Expenses include legal and audit fees and are based on estimated amounts for the current fiscal year. In addition, Other Expenses for Class A and Class C Shares include shareholder service fees.
*** Dividend Expense on Securities Sold Short ("dividend expense") reflects the value of dividends paid to the lenders of securities that the Fund sells short. Dividends paid on a security sold short generally reduce the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Dividend expense is not a fee charged to shareholders by the Adviser or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. Dividend expense will vary depending on whether the securities the Fund sells short pay dividends and the amount of those dividends. Dividend expense is based on estimated amounts for the current fiscal year.
+ Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
++ The actual Total Annual Fund Operating Expenses are expected to be less than the amount shown because the Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep Total Annual Fund Operating Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund's average daily net assets of the Trust Class, Class A and Class C Shares, respectively. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and, before giving effect to any performance incentive adjustment, 1.70% for Trust Class Shares, 1.95%, for Class A Shares and 2.70% for Class C Shares to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

---------------------------------- ------------------ -----------------
                                        1 YEAR            3 YEARS
---------------------------------- ------------------ -----------------
TRUST CLASS SHARES                        $266              $  777
---------------------------------- ------------------ -----------------
CLASS A SHARES                            $801              $1,332
---------------------------------- ------------------ -----------------
CLASS C SHARES                            $465*             $1,072
---------------------------------- ------------------ -----------------

* This amount reflects the cost of investing in Class C Shares of the Fund if you sell your shares at the end of one year. If you do not sell your shares at the end of one year, the cost of investing in Class C Shares of the Fund would be $365.

MORE INFORMATION ABOUT RISK

-------------------------------------------------------------------------------------------------------------------
EQUITY RISK-- Equity securities include publicly and privately issued equity         Diversified International Fund
securities, common and preferred stocks, warrants, rights to subscribe to common
stock and convertible securities, as well as instruments that attempt to track       Quantitative Long/Short Fund
the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.
Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
-------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITY RISK -- The Fund's investments in securities of foreign             Diversified International Fund
companies (including direct investments as well as investments through
Depository Receipts) can be more volatile than investments in U.S. companies.
Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.
In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S.
companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar
U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.
-------------------------------------------------------------------- ----------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Fund's objective. If a Fund invests in this manner, it may not achieve its investment objective. A Fund will do so only if the Funds' investment managers believe that the risk of loss outweighs the opportunity for capital gains.

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, each Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Funds' Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that any Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Fund's investments as of the end of January would ordinarily be published at the end of February. Each Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT ADVISER

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Funds. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of June 30, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets.

The Adviser makes investment decisions for the Quantitative Long/Short Fund and continuously reviews, supervises, and administers the Fund's investment programs. In addition, the Adviser oversees the Sub-Adviser to the Diversified International Fund to ensure its compliance with the investment policies and guidelines of the Diversified International Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board of Trustees of the Trust (the "Board") supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rates based on the average daily net assets of each Fund as follows:

       ----------------------------------------- --------------
            Diversified International Fund           1.00%
       ----------------------------------------- --------------
            Quantitative Long/Short Fund            1.20%*
       ----------------------------------------- --------------

* The Investment Advisory Fee paid to the Adviser for providing services to the Fund consists of a basic annual fee rate of 1.20% of the Fund's average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% if the Fund underperforms the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis, and a maximum fee of 1.60% if the Fund outperforms the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis. Fund performance will be based on the Fund's Trust Class Shares' performance. The S&P Composite 1500 Index combines the S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index to form an investable benchmark of the U.S. equity market covering approximately 85% of the U.S. market capitalization. The performance comparison is made on a rolling 12 month basis, with performance adjustments made at the end of each month, and will take effect after the Fund has been in operation for more than one year. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance adjustment is being computed. Because the performance is applied relative to the performance of the S&P Composite 1500 Index, the Adviser could receive a positive performance adjustment even during periods when the Fund's performance is negative.

The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep total annual Fund operating expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any applicable performance incentive adjustment, from exceeding the amounts listed in the table below, as a percentage of average daily net assets. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and, before giving effect to any applicable performance incentive adjustment, and the amounts listed in the table below, to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

          ----------------------------------- --------------------- ------------------ -----------------
                                              Trust Class Shares    Class A Shares     Class C Shares
          ----------------------------------- --------------------- ------------------ -----------------
          Diversified International Fund             1.50%                1.75%             2.50%
          ----------------------------------- --------------------- ------------------ -----------------
          Quantitative Long/Short Fund               1.70%                1.95%             2.70%
          ----------------------------------- --------------------- ------------------ -----------------

INVESTMENT SUB-ADVISER

Earnest Partners, LLC serves as the investment sub-adviser to the Diversified International Fund and is responsible for the day-to-day management of the Fund's investments. The Sub-Adviser's principal place of business is located at 1180 Peachtree Street, Suite 2300, Atlanta, GA 30309. As of June 30, 2008, the Sub-Adviser managed approximately $20 billion in assets.

ADDITIONAL INFORMATION

A discussion regarding the basis for the Board's August 2008 approval of the Funds' investment advisory agreement with the Adviser and investment sub-advisory agreement between the

Adviser and the Sub-Adviser will be available in the Funds' January 31, 2009 Annual Report to Shareholders.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PORTFOLIO MANAGERS

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist of the Adviser and is responsible for overseeing the management of the Quantitative Long/Short Fund. He has more than 36 years of investment experience.

Paula Chastain serves as a portfolio manager for the Adviser and takes part in the research and analysis for the Hancock Horizon Family of Funds. She also oversees the trading operation. Ms. Chastain began working for the Adviser in 1996 and has over 12 years of investment experience.

Jacob Hartl, CFA, serves a portfolio manager for the Adviser and takes part in the research and analysis for the Hancock Horizon Family of Funds. Prior to joining the Adviser in 2008, Mr. Hartl served as a portfolio manager for SunTrust Bank in their Private Wealth Management Group. In addition to portfolio management responsibilities involving equities, bonds and alternative investments, he was a member of the investment group's fixed income strategy committee. His experience also includes analytic and asset allocation responsibilities in Morgan Keegan's Investment Management Consulting Group. Mr. Hartl has over 9 years of investment experience.

Kristy Oehms serves as a portfolio manager for the Adviser and is responsible for overseeing the day-to-day management of the Diversified International Fund. Ms. Oehms began working for the Adviser in 2003 and has previously served as a research analyst and a securities trader. She has more than 5 years of investment experience.

Paul Viera serves as CEO and Partner, and is also the founder of the Sub-Adviser. Mr. Viera developed RETURN PATTERN RECOGNITION(R) AND has led the investment efforts of the Sub-Adviser's international product since its inception, including the last 5 years. He has over 25 years of investment experience.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. Hancock Bank and its affiliates also may receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee, payable from the Funds' assets, of 0.03% of each Fund's average daily net assets.

COMMISSIONS, DISTRIBUTION AND SERVICING (12B-1) FEES. Brokerage firms affiliated with Hancock Bank, including Hancock Investment Services, Inc. ("H.I.S., Inc."), acting as dealer in connection with the sale of Class A Shares of the Funds, will be entitled to receive a commission of up to the entire amount of the sales charge. In addition, to the extent that Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares.

H.I.S., Inc., member Financial Industry Regulatory Authority ("FINRA") and SIPC, is a wholly-owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class per fund for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class A or Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, of up to 0.25% of average daily net assets attributable to Class A and Class C Shares.

RELATED PERFORMANCE DATA OF THE SUB-ADVISER

The following tables give the performance of actual, fee-paying separate accounts (each, an "Account"), referred to as a "Composite," managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Diversified International Fund.1 Performance information prior to April 1, 2003 includes Accounts managed by Earnest Partners Limited, LLC, an affiliate of the Sub-Adviser that subsequently merged with the Sub-Adviser. The Composite does not reflect all of the firm's assets under management. A complete list and description of the Sub-Adviser's composites is available upon request. The data illustrates the past performance of the Sub-Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE DIVERSIFIED INTERNATIONAL FUND. Performance is historical and does not represent the future performance of the Diversified International Fund or of the Sub-Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Diversified International Fund. This Composite performance data was calculated in accordance with the standards of the Global Investment Performance Standards ("GIPS(R)").2 All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, foreign withholding taxes on dividends, interest income and capital gains paid, and execution costs paid by the Accounts included in the Composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Each Account in the Composite was under management for the entire reporting period in which the Account was included.

The currency used to express performance in the Composite is stated in U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Diversified International Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Diversified International Fund's.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Diversified International Fund. THE DIVERSIFIED INTERNATIONAL FUND HAS NO PERFORMANCE RECORD, AND THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE DIVERSIFIED INTERNATIONAL FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE SUB-ADVISER'S DIVERSIFIED INTERNATIONAL COMPOSITE CHARACTERISTICS1, 3 (JANUARY 1, 2003 THROUGH DECEMBER 31, 2007)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE SUB-ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE DIVERSIFIED INTERNATIONAL FUND.

---------- ------------------ ------------------ ------------ -------------- ------------- ---------------
             TOTAL RETURN       TOTAL RETURN      MSCI EAFE                     TOTAL      PERCENTAGE OF
                (NET OF           (GROSS OF       INDEX(4),(5)  NUMBER OF     ASSETS AT     FIRM ASSETS
  YEAR        INVESTMENT         INVESTMENT                    PORTFOLIOS       END OF
           MANAGEMENT FEES)   MANAGEMENT FEES)                                  PERIOD
                                                                             ($ MILLIONS)
---------- ------------------ ------------------ ------------ -------------- ------------- ---------------
  2007           29.1%              30.1%           17.1%           3           $298.3         1.61%
---------- ------------------ ------------------ ------------ -------------- ------------- ---------------
  2006           35.8%              36.8%           27.2%           2           $139.0          0.7%
---------- ------------------ ------------------ ------------ -------------- ------------- ---------------
  2005           16.5%              17.5%           17.1%           2           $73.6           0.4%
---------- ------------------ ------------------ ------------ -------------- ------------- ---------------
  2004           17.3%              18.3%           21.4%           2           $60.4           0.5%
---------- ------------------ ------------------ ------------ -------------- ------------- ---------------
  2003           44.2%              45.4%           41.4%           2            $0.2           0.0%
---------- ------------------ ------------------ ------------ -------------- ------------- ---------------
  2002         (11.73)%           (11.02)%        (15.66)%          1            $0.1           0.0%
---------- ------------------ ------------------ ------------ -------------- ------------- ---------------
  2001         (16.72)%           (16.05)%        (21.21)%          1            $0.1           0.0%
---------- ------------------ ------------------ ------------ -------------- ------------- ---------------
  2000          (9.19)%            (8.46)%        (13.96)%          1            $0.2           0.0%
---------- ------------------ ------------------ ------------ -------------- ------------- ---------------

     ------------------------------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2007)
     ---------------------- ----------------------------------------------------- -------------------------
                                               SUB-ADVISER'S
                                             COMPOSITE RETURNS
     ---------------------- -------------------------- -------------------------- -------------------------
          TIME PERIOD           NET OF INVESTMENT         GROSS OF INVESTMENT       MSCI EAFE INDEX(4),(5)
                                 MANAGEMENT FEES            MANAGEMENT FEES
     ---------------------- -------------------------- -------------------------- -------------------------
            1 Year                    29.1%                      30.1%                     17.1%
     ---------------------- -------------------------- -------------------------- -------------------------
            3 Years                   26.9%                      27.9%                     20.4%
     ---------------------- -------------------------- -------------------------- -------------------------
            5 Years                   28.1%                      29.2%                     24.5%
     ---------------------- -------------------------- -------------------------- -------------------------
        Since Inception               12.7%                      13.6%                      9.1%
          (05/01/99)
     ---------------------- -------------------------- -------------------------- -------------------------

1 The current Composite policy provides for the temporary removal of any portfolio incurring a client contribution greater than 10% of portfolio market value ("Significant Contribution"). Prior to July 1, 2007, a Significant Contribution was defined as any client contribution greater than 5% of portfolio market value. The temporary removal of such an account occurs at the beginning of the month in which the Significant Contribution occurred and the account re-enters the Composite the month following the first full month after the contribution. Prior to December 1, 2005, the account re-entered the Composite at the end of the month in which it was invested consistent with other portfolios in the Composite. Prior to January 1, 2000, Significant Contributions were not considered. In the event of a withdrawal greater than 10% of portfolio market value ("Significant Withdrawal") within an existing portfolio, the portfolio is removed from the Composite(s) in the month the cash is raised until the month after the cash is withdrawn. Prior to July 1, 2007, a Significant Withdrawal was defined as any client withdrawal greater than 5% of portfolio market value. Prior to July 1, 2006, Significant Withdrawals were not considered. For Composites with three or fewer portfolios ("Small Composites"), the Significant Contribution and Withdrawal rules pertaining to inclusion and exclusion of an existing portfolio in a Composite do not apply. A portfolio that enters a Small Composite remains in that Composite for as long as the Sub-Adviser retains investment discretion and the portfolio's mandate is consistent with the Composite's style. Prior to January 1, 2005, no exceptions were made for Small Composites. Also excluded from the Composite are separately managed accounts and wrap program accounts. In addition, beginning January 1, 2000, the minimum portfolio size for inclusion in the Composite is $2.5 million. Prior to January 1, 2000, there was no minimum asset size below which portfolios were excluded from the Composite.

2 GIPS(R) were created and administered by the Chartered Financial Analyst Institute (CFAI). CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories:
         Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. GIPS(R) are intended to
         (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI performance presentation standards differ from SEC standards. CFAI has not been involved in the preparation or review of this report.

3 Returns include the reinvestment of all income and are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Sub-Adviser. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. The Sub-Adviser's fee schedule for the Composite are as follows: 0.75% on the first $25 million, 0.65% on the next $25 million, and 0.55% on the remainder. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for the entire year. The Sub-Adviser has been verified for the periods April 1, 1989 through December 31, 2007 by independent verifiers. A copy of the verification report is available upon request.

4 The Morgan Stanley Capital International EAFE Index is an unmanaged index which measures the arithmetic, market value-weighted averages of the performance of over 1,100 securities listed on the stock exchanges of countries of Europe, Australasia and the Far East.

5 The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Trust Class, Class A and Class C Shares of the Funds. The Funds offer Trust Class, Class A and Class

C Shares only to investment professionals and financial institutions investing for their own or their customers' accounts.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") and Hancock Bank are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

Each Fund reserves the right to reject any specific purchase order or request to exchange Fund shares. In such cases where a Fund rejects an exchange request, such request will be processed by the Fund as a redemption request. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after a Fund receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. "Proper form" means that a Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

Each Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Funds through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Funds. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board of Trustees. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, securities market movements in the United States, or other relevant information as related to the securities.

Although the Quantitative Long/Short Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund at least:

       -------------------------------------- ----------------------------
       CLASS                                         DOLLAR AMOUNT
       -------------------------------------- ----------------------------
       Class A Shares                                   $1,000
       -------------------------------------- ----------------------------
       Class C Shares                                   $1,000
       -------------------------------------- ----------------------------
       Trust Class Shares                               $1,000
       -------------------------------------- ----------------------------

Your subsequent investments in any Fund must be made in amounts of at least $500. A minimum of at least $1,000 must be maintained to keep the account in good standing.

A Fund may accept investments of smaller amounts in its sole discretion.

SYSTEMATIC INVESTMENT PLAN (CLASS A AND CLASS C SHARES ONLY)

If you have a checking or savings account with a bank, you may purchase Class A and Class C Shares automatically through regular deductions from your account in amounts of at least $100 per month.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

--------------------------------------- ------------------- --------------------
                                         YOUR SALES CHARGE   YOUR SALES CHARGE
                                         AS A PERCENTAGE OF  AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:                   OFFERING PRICE      YOUR NET INVESTMENT
--------------------------------------- ------------------- --------------------
LESS THAN $50,000                               5.25%               5.54%
$50,000 BUT LESS THAN $100,000                  4.50%               4.71%
$100,000 BUT LESS THAN $250,000                 3.50%               3.63%
$250,000 BUT LESS THAN $500,000                 2.50%               2.56%
$500,000 BUT LESS THAN $1,000,000               2.00%               2.04%
$1,000,000 AND OVER                             0.00%               0.00%
--------------------------------------- ------------------- -------------------

You may qualify for a reduced sales charge or a sales charge waiver. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

Certain investors may be eligible for a waiver of the front-end sales charge due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on Class A Shares purchased:

         o        through reinvestment of dividends and distributions;
         o by persons repurchasing shares they redeemed within the last 30 days (see "Repurchase of Class A Shares"); o by directors, employees and retirees of Hancock Bank and its affiliates, and two generations of their respective ascendants, descendants, siblings and spouses;
         o        by Trustees and officers of The Advisors' Inner Circle Fund
                  II; and

         o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Consult your tax advisor regarding special rules that may apply if you recognize a loss on your original redemption.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHT OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for: (i) your account; (ii) your spouse's account; (iii) a joint account with your spouse; or (iv) your minor children's trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate also may use this right of accumulation. The Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Funds will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares, send your sale proceeds to a third-party or close an account with a value over $100,000, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the NAV next determined after the Funds receive your request.

SYSTEMATIC WITHDRAWAL PLAN (CLASS A AND CLASS C SHARES ONLY)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from either Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, a Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE

("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

           ------------------------------------------- -------------------------
           CLASS                                            DOLLAR AMOUNT
           ------------------------------------------- -------------------------
           Class A Shares                                     $1,000
           ------------------------------------------- -------------------------
           Class C Shares                                     $1,000
           ------------------------------------------- -------------------------
           Trust Class Shares                                 $1,000
           ------------------------------------------- -------------------------

A Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Funds' Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TRUST CLASS SHARES

You may exchange Trust Class Shares of any Hancock Horizon Fund for Trust Class Shares of any other Hancock Horizon Fund.

CLASS A SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (E.G., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

CLASS C SHARES

You may exchange Class C Shares of any Hancock Horizon Fund for Class C Shares of any other Hancock Horizon Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

Each Fund offering Class C Shares has adopted a distribution plan that allows Class C Shares of the Fund to pay distribution and service fees for the sale and distribution of shares, and for services provided to Class C shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class C Shares, as a maximum annual percentage of each Fund's average daily net assets, are 0.75%.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Diversified International Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities.

In addition, because the Quantitative Long/Short Fund invests in small-and-mid-cap securities that often may trade in lower volumes, changes to the Fund's holdings in response to frequent trading by certain shareholders may impact the market prices of such relatively thinly traded securities held by the Fund.

In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on the Fund uses fair value pricing, see "How the Fund Calculates NAV".

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Funds' policies and procedures by the use of multiple accounts. The Funds' policies and procedures include the following:

         o Shareholders are restricted from making more than 1 "round trip" into or out of a Fund per quarter. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

         o The Funds assess a redemption fee of 1% on redemptions by shareholders of Class C Shares if sold within one year of their purchase (subject to certain exceptions as discussed below in "Redemption Fees").

         o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' or, in certain instances, the financial intermediary's market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' or, in certain instances, the financial intermediary's market-timing policy, with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, each Fund charges a 1% redemption fee on redemptions of Class C Shares if sold within one year of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Class C Shares of the appropriate Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to Class C Shares of the Funds purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Funds.

The redemption fee may not apply to certain categories of redemptions, such as those that the Funds reasonably believe may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Funds reserve the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds (generally, 3 business days). Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds, with respect to Class A and Class C Shares, have adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund's Class A and Class C Shares' average daily net assets. The Funds does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Under the provisions of recently enacted tax legislation, some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. The Funds will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer. Because the Diversified International Fund invests is foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                         HANCOCK HORIZON FAMILY OF FUNDS


INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd Floor
P.O. Box 4019
Gulfport, Mississippi 39502

INVESTMENT SUB-ADVISER

Earnest Partners, LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about each Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-888-346-6300

BY MAIL:  Write to us at:
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, Louisiana 70808

BY INTERNET:  WWW.HANCOCKHORIZONFUNDS.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.

                                                                 HHF-PS-007-0100

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of effectiveness of this post-effective amendment under rule 485(b) and has duly caused this Post-Effective Amendment No. 79 to Registration Statement No. 033-50718 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 15th day of August, 2008.

                                           THE ADVISORS' INNER CIRCLE FUND II

                                           By: /s/ Philip T. Masterson
                                           -------------------------------------
                                           Philip T. Masterson, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

             *                                       Trustee                                     August 15, 2008
--------------------------------------------
Charles E. Carlbom

              *                                      Trustee                                     August 15, 2008
--------------------------------------------
John K. Darr

              *                                      Trustee                                     August 15, 2008
--------------------------------------------
William M. Doran

           *                                         Trustee                                     August 15, 2008
--------------------------------------------
Mitchell A. Johnson

           *                                         Trustee                                     August 15, 2008
--------------------------------------------
Betty L. Krikorian

           *                                         Trustee                                     August 15, 2008
--------------------------------------------
Robert A. Nesher

           *                                         Trustee                                     August 15, 2008
--------------------------------------------
James M. Storey

           *                                         Trustee                                     August 15, 2008
--------------------------------------------
George J. Sullivan, Jr.

/s/ Philip T. Masterson                              President                                   August 15, 2008
--------------------------------------------
Philip T. Masterson

           *                                         Controller &                                August 15, 2008
--------------------------------------------         Chief Financial Officer
Michael Lawson

By:      /s/ Philip T. Masterson
         Philip T. Masterson

         Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference to Post-Effective Amendment No. 76, filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.